BOULDER FUNDS
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Dear BOULDER GROWTH & INCOME FUND stockholder:

The Fund's pending Rights Offering may offer you an opportunity to purchase shares of the Fund at less than the current market price per share. You should consider the following information:

If the Rights Offering expired today, you would pay $8.47/share (based on the most recently calculated net asset value as of 9/7/2007). The most recent closing market price was $9.80, which represents a premium of 15.7% to the Fund's net asset value per share. The calculation of the premium is based on the market closing price per share as of 9/7/2007 and the most recently calculated net asset value per share of $8.47 as of 9/7/2007. The actual subscription price will be equal to the net asset value per share as calculated at the close of trading on the date of expiration of the rights offering. There can be no guarantee that the market closing price per share on the expiration date of the offering will exceed the subscription price per share.

Stockholders that choose to participate in the offering have the right to oversubscribe for as many additional shares as they want, but any extra shares received come from the pool of shares left by those stockholders who don't subscribe. Accordingly, the number of shares you might receive above your original allotment cannot be known at this time.

The prospectus for this offering was mailed to you in mid August 2007. This notice contains a summary of certain terms of the offering, and you are urged to read the prospectus, which you can also reach by clicking this link: 2007 Rights Offering Prospectus & Statement of Additional Information. Please consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing or sending money

To exercise your Rights, contact your financial advisor, custodian or trust officer with instructions prior to expiration, 5:00 p.m. New York time on September 14, 2007, unless extended. Rights may not be exercised after the expiration date. For more information, call the Information Agent at 800.607.0088.

Please do not REPLY to this e-mail; for questions about BIF, please contact us at the information shown below.

You are receiving this electronic communications as part of the BOULDER GROWTH & INCOME FUND electronic communications service. If you prefer not to receive this electronic communication, you will need to unenroll. Please note, by unenrolling, you will no longer receive your electronic communications, but will receive statements, shareholder reports, and other informational statements and/or newsletters by U.S. mail. To unenroll, please visit our UNSUBSCRIBE link http://www.boulderfunds.net/cgi-local/unsubscribe.cgi

Privacy Statement:  http://www.boulderfunds.net/Privacy.htm

Fund Administrative Services, LLC is the administrator for the Boulder Total Return Fund, Inc. and the Boulder Growth & Income Fund, Inc. and serves as the administrator for another closed-end fund, First Financial Fund, Inc. To go directly to the website for this fund, CLICK HERE www.firstfinancialfund.com


To contact us by mail:
2344 Spruce Street, Ste. A
Boulder, CO 80302

Boulder Funds is a service mark registered with the U.S. Patent and Trademark Office by Fund Administrative Services, L.L.C. Serial Number 78-966,060. (C)2007 Fund Administrative Services, L.L.C. All Rights Reserved.